                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K




                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)       October 18, 1999
                                                 ---------------------------

                                OGE ENERGY CORP.
                           OGE ENERGY CAPITAL TRUST I


             (Exact name of registrant as specified in its charter)

           Oklahoma                                           73-1481638
           Delaware                      333-88415          To Be Applied For
--------------------------------     ----------------      -------------------
(State or other jurisdiction of      (Commission File        (IRS Employer
 incorporation or organization)           Number)          Identification No.)

321 North Harvey Avenue, Oklahoma City, Oklahoma                      73102
------------------------------------------------                    ----------
  (Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (405) 553-3000
                                                    ----------------

                                  Not Applicable
------------------------------------------------------------------------------

Item 5. Other Events

         OGE Energy Corp. and OGE Energy Capital Trust I (the "Registrants") are filing herewith the following in connection with the offering by OGE Energy Capital Trust I of 8,000,000 8.375% Preferred Securities of the Trust ("Preferred Securities") pursuant to the registration statement of the Registrants, among others, on Form S-3 (No. 333-88415) filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

                                INDEX TO EXHIBITS

-----------------------------------------------------------------------------------------------------------
EXHIBIT
NUMBER         EXHIBIT
----------------------------------------------------------------------------------------------------------
1.01           Underwriting Agreement for the Preferred Securities, dated as of October 18, 1999.

----------------------------------------------------------------------------------------------------------
4.05           Subordinated Debt Securities Indenture, dated as of October 20, 1999 between OGE Energy
               Corp. and Bank of Oklahoma National Association, as Trustee.

----------------------------------------------------------------------------------------------------------
4.06           Supplemental Indenture, dated as of October 21, 1999,
               between OGE Energy Corp. and Bank of Oklahoma National
               Association, as Trustee, including form of Junior
               Subordinated Debenture.

----------------------------------------------------------------------------------------------------------
4.12           Amended and Restated Declaration of Trust of OGE Energy Capital Trust I dated as of October
               21, 1999, including form of Preferred Security and Common Security.

----------------------------------------------------------------------------------------------------------
4.13           Guarantee Agreement, dated as of October 21, 1999 between OGE Energy Corp. and Wilmington
               Trust Company, as Trustee.

----------------------------------------------------------------------------------------------------------
4.14           Subscription Agreement dated as of October 21, 1999 between OGE Energy Capital Trust I and
               OGE Energy Corp.

----------------------------------------------------------------------------------------------------------

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     OGE ENERGY CORP.


Date:  October 21, 1999              By: /s/  James R. Hatfield
                                         -------------------------------------
                                              James R. Hatfield
                                              Vice President, Chief Financial
                                              Officer and Treasurer

                                OGE ENERGY CORP.

                        EXHIBIT INDEX TO FORM 8-K REPORT

----------------------------------------------------------------------------------------------------------
EXHIBIT
NUMBER         EXHIBIT
----------------------------------------------------------------------------------------------------------
1.01           Underwriting Agreement for the Preferred Securities, dated as of October 18, 1999.

----------------------------------------------------------------------------------------------------------
4.05           Subordinated Debt Securities Indenture, dated as of October 20, 1999 between OGE Energy
               Corp. and Bank of Oklahoma National Association, as Trustee.

----------------------------------------------------------------------------------------------------------
4.06           Supplemental Indenture, dated as of October 21, 1999,
               between OGE Energy Corp. and Bank of Oklahoma National
               Association, as Trustee, including form of Junior
               Subordinated Debenture.

----------------------------------------------------------------------------------------------------------
4.12           Amended and Restated Declaration of Trust of OGE Energy Capital Trust I dated as of October
               21, 1999, including form of Preferred Security and Common Security.

----------------------------------------------------------------------------------------------------------
4.13           Guarantee Agreement, dated as of October 21, 1999 between OGE Energy Corp. and Wilmington
               Trust Company, as Trustee.

----------------------------------------------------------------------------------------------------------
4.14           Subscription Agreement dated as of October 21, 1999 between OGE Energy Capital Trust I and
               OGE Energy Corp.

----------------------------------------------------------------------------------------------------------